BD   [LOGO]


Contact:
--------
Camilla Jenkins / Media Relations - 201-847-5369
Dean Paranicas / Investor Relations - 201-847-7102


            BD ANNOUNCES RECORD REVENUES FOR FISCAL SECOND QUARTER

                    Company Reaffirms Outlook for Full Year

Franklin Lakes, NJ (April 18, 2001) - BD (Becton, Dickinson and Company) (NYSE:BDX) today announced revenues of $961 million for the second quarter ended March 31, 2001, the largest quarterly revenues reported in the history of the Company.

Reported revenues for the quarter represented an increase of 4 percent over the same period a year ago. Revenues were affected by foreign currency translation, related primarily to the Euro and Japanese Yen, which reduced revenues by an estimated 3 percent.

Diluted earnings per share for the quarter were 44 cents, compared with 45 cents for the prior year's quarter. The prior year's reported earnings per share included a gain on the sale of an equity investment offset in part by the unfavorable impact of a voluntary product recall. Excluding these items, earnings per share for the prior year would have been 42 cents.

"We are pleased with our revenue growth, which was driven by U.S. sales of advanced protection devices and from strong sales in our Biosciences segment," said Edward J. Ludwig, president and chief executive officer. "The growth in sales of our advanced protection devices reflects our effectiveness in converting the U.S. market to the adoption of new devices engineered to provided added protection for healthcare workers."

Commenting on the Company's outlook, Mr. Ludwig noted, "For fiscal 2001, we continue to expect year-on-year net income growth to be double digit, with expected earnings per share of approximately 46 cents in the third quarter and $1.63 for the full year."

Q2 Segment Results

As previously announced, beginning October 1, 2000, the Company revised its reporting segments. The microbiology product line (now known as diagnostic systems) was moved from the Biosciences segment and combined with the segment formerly known as Preanalytical Solutions to form the Clinical Laboratory Solutions segment. Summary revenue data reflecting the revised segments are as follows:



                                                                          Six Months
Revenues by Segment                                                          Ended
($in millions)                         Second Fiscal Quarter               March 31
--------------------                   ---------------------             ------------

                                         2001          2000              2001         2000
                                        -----         -----            ------       ------

Medical Systems                         $ 507         $ 489            $  945       $  952

Clinical Laboratory Solutions             298           294*              575          565*

Biosciences                               156           142*             284           267*
                                        -----         -----            ------       ------

Total                                   $ 961         $ 925            $1,804       $1,784
                                        =====         =====            ======       ======


* Restated Clinical Laboratory Solutions revenues for the three months and six months ended March 31, 2000 include, respectively, $139 million and $272 million related to the former Preanalytical Solutions segment, and $154 million and $293 million related to the microbiology product group that previously had been included in Biosciences revenues.

In the Medical Systems segment, worldwide revenues of $507 million increased 4 percent for the quarter, or 7 percent at constant foreign exchange rates. In the Clinical Laboratory Solutions segment, worldwide revenues increased 2 percent to $298 million, or 5 percent at constant foreign exchange rates. Both segments benefited from strong sales of advanced protection devices. U.S. sales of safety-engineered products were $58 million for Medical Systems, representing an increase of 53 percent versus the prior year's quarter, and $38 million for Clinical Laboratory Solutions, representing an increase of 44 percent versus the prior year's quarter.

Revenues for the Biosciences segment grew 10 percent to $156 million. At constant foreign exchange rates, revenues increased 14 percent. All product groups contributed to this growth.

Q2 Geographic Results

On a geographic basis, second quarter revenues in the United States increased 6 percent to $511 million. Revenues outside the United States of $451 million increased 2 percent, or 9 percent at constant foreign exchange rates.

Six-Month Results

For the six-month period ended March 31, 2001, reported revenues were $1.804 billion, a 1 percent increase over $1.784 billion a year ago, or 5 percent at constant foreign exchange rates. Diluted earnings per share for the six-month period were 67 cents. For the same period in fiscal 2000, diluted earnings per share were 74 cents, which included the items in the second quarter referred to above.

BD is a medical technology company that manufactures and sells a broad range of supplies, devices and systems for use by healthcare professionals, medical research institutions, industry and the general public.

This press release may contain certain forward-looking statements (as defined under Federal securities laws) regarding the Company's performance, including future revenues, products and income, or events or developments that the Company expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of the Company and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. Factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to: competitive factors; pricing and market share pressures; uncertainties of litigation; the Company's ability to achieve sales and earnings forecasts, which are based on sales volume and product mix assumptions, to achieve its cost savings objectives, and to achieve anticipated synergies and other cost savings in connection with acquisitions; changes in regional, national or foreign economic conditions; increases in energy costs; fluctuations in costs and availability of raw materials and in the Company's ability to maintain favorable supplier arrangements and relationships; changes in interest or foreign currency exchange rates; delays in product introductions; and changes in health care or other governmental regulation, as well as other factors discussed in this press release and in the Company's filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements.

                                      ###

BD's news releases can be found on its website at www.bd.com or through Business
                                                  ----------
Wire at www.businesswire.com. A conference call with analysts regarding this
        --------------------
news release will be broadcast live on BD's website at 8:30 a.m. EDT Thursday, April 19, 2001, and will be available for playback through April 25, 2001. The conference call will be recorded for playback at 1-800-391-9847.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

                                        Three Months Ended March 31,
                                        2001            2000         % Change
-----------------------------------------------------------------------------

REVENUES                              $ 961,179       $ 925,132        3.9

Cost of products sold                   487,615         473,987        2.9
Selling and administrative              241,912         244,063       (0.9)
Research and development                 54,497          57,175       (4.7)

-----------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                       784,024         775,225        1.1
-----------------------------------------------------------------------------

OPERATING INCOME                        177,155         149,907       18.2

Interest expense, net                   (15,998)        (21,199)     (24.5)
Other (expense) income, net              (5,418)         36,399         NM
-----------------------------------------------------------------------------

INCOME BEFORE
     INCOME TAXES                       155,739         165,107       (5.7)

Income tax provision                     37,377          45,936      (18.6)
-----------------------------------------------------------------------------

NET INCOME                            $ 118,362       $ 119,171       (0.7)
-----------------------------------------------------------------------------

EARNINGS PER SHARE

     Basic                            $    0.46       $    0.47       (2.1)
     Diluted                          $    0.44       $    0.45       (2.2)
-----------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                              257,021         252,055
     Diluted                            269,172         263,376
-----------------------------------------------------------------------------

NM - Not Meaningful

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

                                        Six Months Ended March 31,
                                        2001            2000         % Change
-----------------------------------------------------------------------------

REVENUES                            $ 1,804,436     $ 1,784,296        1.1

Cost of products sold                   936,562         923,938        1.4
Selling and administrative              477,204         477,901       (0.1)
Research and development                107,224         110,918       (3.3)

-----------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                     1,520,990       1,512,757        0.5
-----------------------------------------------------------------------------

OPERATING INCOME                        283,446         271,539        4.4

Interest expense, net                   (34,562)        (42,756)     (19.2)
Other (expense) income, net             (13,379)         38,073         NM
-----------------------------------------------------------------------------

INCOME BEFORE
        INCOME TAXES                    235,505         266,856      (11.7)

Income tax provision                     56,521          72,391      (21.9)
-----------------------------------------------------------------------------

NET INCOME                          $   178,984     $   194,465       (8.0)
-----------------------------------------------------------------------------

EARNINGS PER SHARE

     Basic                          $      0.69     $      0.77      (10.4)
     Diluted                        $      0.67     $      0.74       (9.5)
-----------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                              255,729         251,690
     Diluted                            267,806         262,986
-----------------------------------------------------------------------------

NM - Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
(Unaudited; Amounts in thousands)

                                        Three Months Ended March 31,
                                        2001            2000         % Change
                                 --------------------------------------------

MEDICAL SYSTEMS
---------------
   United States                    $   250,942     $   232,003        8.2
   International                        255,896         257,326       (0.6)
-----------------------------------------------------------------------------
TOTAL                               $   506,838     $   489,329        3.6
-----------------------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
-----------------------------
   United States                    $   175,725     $   172,427        1.9
   International                        122,634         121,506        0.9
-----------------------------------------------------------------------------
TOTAL                               $   298,359     $   293,933        1.5
-----------------------------------------------------------------------------

BIOSCIENCES
-----------
   United States                    $    83,905     $    77,309        8.5
   International                         72,077          64,561       11.6
-----------------------------------------------------------------------------
TOTAL                               $   155,982     $   141,870        9.9
-----------------------------------------------------------------------------

TOTAL REVENUES
--------------
   United States                    $   510,572     $   481,739        6.0
   International                        450,607         443,393        1.6
-----------------------------------------------------------------------------
TOTAL                               $   961,179     $   925,132        3.9
-----------------------------------------------------------------------------


                                        Six Months Ended March 31,
                                        2001            2000         % Change
                                 --------------------------------------------

MEDICAL SYSTEMS
---------------
   United States                    $   452,961     $   438,625        3.3
   International                        492,311         513,310       (4.1)
-----------------------------------------------------------------------------
TOTAL                               $   945,272     $   951,935       (0.7)
-----------------------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
-----------------------------
   United States                    $   335,404     $   320,950        4.5
   International                        239,908         244,082       (1.7)
-----------------------------------------------------------------------------
TOTAL                               $   575,312     $   565,032        1.8
-----------------------------------------------------------------------------

BIOSCIENCES
-----------
   United States                    $   153,491     $   148,623        3.3
   International                        130,361         118,706        9.8
-----------------------------------------------------------------------------
TOTAL                               $   283,852     $   267,329        6.2
-----------------------------------------------------------------------------

TOTAL REVENUES
--------------
   United States                    $   941,856     $   908,198        3.7
   International                        862,580         876,098       (1.5)
-----------------------------------------------------------------------------
TOTAL                               $ 1,804,436     $ 1,784,296        1.1
-----------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
THREE MONTHS ENDED MARCH 31,
(Unaudited; Amounts in thousands)

                                                 United States
                                     --------------------------------------
                                       2001            2000        % Change
                                     --------------------------------------

MEDICAL SYSTEMS
---------------
   Core Medical                      $  152,165      $  138,673        9.7
   Consumer Health Care                  79,135          75,624        4.6
   Pharmaceutical Systems                12,422          11,190       11.0
   Ophthalmic Systems                     7,220           6,516       10.8
---------------------------------------------------------------------------
TOTAL                                $  250,942      $  232,003        8.2
---------------------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
-----------------------------
   Preanalytical Solutions           $   86,489      $   78,406       10.3
   Diagnostic Systems                    89,236          94,021       (5.1)
---------------------------------------------------------------------------
TOTAL                                $  175,725      $  172,427        1.9
---------------------------------------------------------------------------

BIOSCIENCES
-----------
   Immunocytometry & Reagents        $   60,332      $   57,100        5.7
   Discovery Labware                     23,573          20,209       16.6
---------------------------------------------------------------------------
TOTAL                                $   83,905      $   77,309        8.5
---------------------------------------------------------------------------

TOTAL UNITED STATES                  $  510,572      $  481,739        6.0
---------------------------------------------------------------------------

                                                 International
                                     --------------------------------------
                                       2001            2000        % Change
                                     --------------------------------------

MEDICAL SYSTEMS
---------------
   Core Medical                      $  144,842      $  150,591       (3.8)
   Consumer Health Care                  48,277          50,524       (4.4)
   Pharmaceutical Systems                56,601          50,700       11.6
   Ophthalmic Systems                     6,176           5,511       12.1
---------------------------------------------------------------------------
TOTAL                                $  255,896      $  257,326       (0.6)
---------------------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
-----------------------------
   Preanalytical Solutions           $   62,657      $   61,080        2.6
   Diagnostic Systems                    59,977          60,426       (0.7)
---------------------------------------------------------------------------
TOTAL                                $  122,634      $  121,506        0.9
---------------------------------------------------------------------------

BIOSCIENCES
-----------
   Immunocytometry & Reagents        $   56,045      $   48,723       15.0
   Discovery Labware                     16,032          15,838        1.2
---------------------------------------------------------------------------
TOTAL                                $   72,077      $   64,561       11.6
---------------------------------------------------------------------------

TOTAL INTERNATIONAL                  $  450,607      $  443,393        1.6
---------------------------------------------------------------------------

                                                     Total
                                     --------------------------------------
                                        2001            2000       % Change
                                     --------------------------------------

MEDICAL SYSTEMS
---------------
   Core Medical                      $  297,007      $  289,264        2.7
   Consumer Health Care                 127,412         126,148        1.0
   Pharmaceutical Systems                69,023          61,890       11.5
   Ophthalmic Systems                    13,396          12,027       11.4
---------------------------------------------------------------------------
TOTAL                                $  506,838      $  489,329        3.6
---------------------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
-----------------------------
   Preanalytical Solutions           $  149,146      $  139,486        6.9
   Diagnostic Systems                   149,213         154,447       (3.4)
---------------------------------------------------------------------------
TOTAL                                $  298,359      $  293,933        1.5
---------------------------------------------------------------------------

BIOSCIENCES
-----------
   Immunocytometry & Reagents        $  116,377      $  105,823       10.0
   Discovery Labware                     39,605          36,047        9.9
---------------------------------------------------------------------------
TOTAL                                $  155,982      $  141,870        9.9
---------------------------------------------------------------------------

TOTAL REVENUES                       $  961,179      $  925,132        3.9
---------------------------------------------------------------------------


                                      FX Neutral % Growth
                                 -------------------------------
                                  International      Total
                                 --------------- ---------------

MEDICAL SYSTEMS
---------------
   Core Medical                             1.8             5.6
   Consumer Health Care                     1.8             3.5
   Pharmaceutical Systems                  21.3            19.4
   Ophthalmic Systems                      20.8            15.4
----------------------------------------------------------------
TOTAL                                       6.0             7.0
----------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
-----------------------------
   Preanalytical Solutions                 10.2            10.3
   Diagnostic Systems                       5.9            (0.8)
----------------------------------------------------------------
TOTAL                                       8.1             4.5
----------------------------------------------------------------

BIOSCIENCES
-----------
   Immunocytometry & Reagents              23.4            13.8
   Discovery Labware                        8.5            13.1
----------------------------------------------------------------
TOTAL                                      19.7            13.6
----------------------------------------------------------------

TOTAL                                       8.6             7.2
----------------------------------------------------------------

BECTON DICKINSON AND COMPANY
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
SIX MONTHS ENDED MARCH 31,
(Unaudited; Amounts in thousands)

                                               United States
                                 ------------------------------------------
                                       2001            2000        % Change
                                 ------------------------------------------

MEDICAL SYSTEMS
---------------
   Core Medical                      $  292,205      $  273,582        6.8
   Consumer Health Care                 123,636         131,257       (5.8)
   Pharmaceutical Systems                22,692          19,808       14.6
   Ophthalmic Systems                    14,428          13,978        3.2
---------------------------------------------------------------------------
TOTAL                                $  452,961      $  438,625        3.3
---------------------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
-----------------------------
   Preanalytical Solutions           $  163,069      $  147,477       10.6
   Diagnostic Systems                   172,335         173,473       (0.7)
---------------------------------------------------------------------------
TOTAL                                $  335,404      $  320,950        4.5
---------------------------------------------------------------------------

BIOSCIENCES
-----------
   Immunocytometry & Reagents        $  111,826      $  110,428        1.3
   Discovery Labware                     41,665          38,195        9.1
---------------------------------------------------------------------------
TOTAL                                $  153,491      $  148,623        3.3
---------------------------------------------------------------------------

TOTAL UNITED STATES                  $  941,856      $  908,198        3.7
---------------------------------------------------------------------------

                                               International
                                 ------------------------------------------
                                       2001            2000        % Change
                                 ------------------------------------------

MEDICAL SYSTEMS
---------------
   Core Medical                      $  281,678      $  301,848       (6.7)
   Consumer Health Care                  96,183          99,411       (3.2)
   Pharmaceutical Systems               103,322         101,373        1.9
   Ophthalmic Systems                    11,128          10,678        4.2
---------------------------------------------------------------------------
TOTAL                                $  492,311      $  513,310       (4.1)
---------------------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
-----------------------------
   Preanalytical Solutions           $  119,701      $  124,151       (3.6)
   Diagnostic Systems                   120,207         119,931        0.2
---------------------------------------------------------------------------
TOTAL                                $  239,908      $  244,082       (1.7)
---------------------------------------------------------------------------

BIOSCIENCES
-----------
   Immunocytometry & Reagents        $   99,884      $   87,907       13.6
   Discovery Labware                     30,477          30,799       (1.0)
---------------------------------------------------------------------------
TOTAL                                $  130,361      $  118,706        9.8
---------------------------------------------------------------------------

TOTAL INTERNATIONAL                  $  862,580      $  876,098       (1.5)
---------------------------------------------------------------------------

                                                   Total
                                 ------------------------------------------
                                       2001            2000        % Change
                                 ------------------------------------------

MEDICAL SYSTEMS
---------------
   Core Medical                     $   573,883     $   575,430       (0.3)
   Consumer Health Care                 219,819         230,668       (4.7)
   Pharmaceutical Systems               126,014         121,181        4.0
   Ophthalmic Systems                    25,556          24,656        3.7
---------------------------------------------------------------------------
TOTAL                               $   945,272     $   951,935       (0.7)
---------------------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
-----------------------------
   Preanalytical Solutions          $   282,770     $   271,628        4.1
   Diagnostic Systems                   292,542         293,404       (0.3)
---------------------------------------------------------------------------
TOTAL                               $   575,312     $   565,032        1.8
---------------------------------------------------------------------------

BIOSCIENCES
-----------
   Immunocytometry & Reagents       $   211,710     $   198,335        6.7
   Discovery Labware                     72,142          68,994        4.6
---------------------------------------------------------------------------
TOTAL                               $   283,852     $   267,329        6.2
---------------------------------------------------------------------------

TOTAL REVENUES                      $ 1,804,436     $ 1,784,296        1.1
---------------------------------------------------------------------------


                                      FX Neutral % Growth
                                 -------------------------------
                                  International      Total
                                 --------------- ---------------

MEDICAL SYSTEMS
---------------
   Core Medical                            (0.1)            3.2
   Consumer Health Care                     5.2            (1.0)
   Pharmaceutical Systems                  15.2            15.1
   Ophthalmic Systems                      14.5             8.1
----------------------------------------------------------------
TOTAL                                       4.3             3.8
----------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
-----------------------------
   Preanalytical Solutions                  5.4             8.2
   Diagnostic Systems                       8.1             2.9
----------------------------------------------------------------
TOTAL                                       6.7             5.5
----------------------------------------------------------------

BIOSCIENCES
-----------
   Immunocytometry & Reagents              25.5            12.0
   Discovery Labware                        7.2             8.3
----------------------------------------------------------------
TOTAL                                      20.7            11.0
----------------------------------------------------------------

TOTAL                                       7.2             5.4
----------------------------------------------------------------